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                                                                     EXHIBIT 3.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                   SHARES

                                                               CUSIP 584976 30 2

                                 MEGAWORLD, INC.
                                  COMMON STOCK


THIS IS TO CERTIFY THAT ____________________ is the owner of

                  The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the act, the availability of which is to be established to the satisfaction of the Corporation.


        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001
                                  PAR VALUE OF
                                 MEGAWORLD, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agency and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         DATED:
               -------------
         SECRETARY                       PRESIDENT

Countersigned: Intercontinental Registrar & Transfer Agency, Inc.
P.O. Box 62405, Boulder City, NV 89006
By:
Transfer Agent & Registrar


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                   TRANSFER FEE $15.00 PER CERTIFICATE ISSUED

NOTICE Signature must be guaranteed by a firm which is a member of a registered national stock exchange; or by a bank or trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT -                       Custodian
                   ----------------------           ------------------------
                        (Cust)                              (Minor)

                Under Uniform Gifts to Minors Act
                                                  --------------------------
                                                            (State)

         Additional abbreviations may also be used though not in above list.

For Value Received, _______________________________ hereby sell, assign and transfer unto

                  PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)
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--------------------------------------------------------- Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------

                                    -------------------------------------------
                                    NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever. The signature(s) must be medallion guaranteed by an eligible guarantor institution with membership in an approved signature guarantee medallion program pursuant to S.E.C. Rule 17AD-19.